Exhibit 10.1

                              LETTER AMENDMENT TO
                     OPTION AND PURCHASE AND SALE AGREEMENT


     LETTER AMENDMENT, made as of December 11, 2006, to the Option and Purchase and Sale Agreement, dated as of January 1, 2006 (the "Agreement") by and between KeySpan Generation LLC ("Genco") and Long Island Lighting Company d/b/a LIPA ("LIPA"). Capitalized terms used herein shall have the meanings given to them in the Agreement unless otherwise defined herein.

     1. Inasmuch as the conditions  precedent to the Effective Date set forth in
Section 7.11 of the Agreement have no yet been satisfied, the parties hereto have agreed that it would be appropriate to extend the Expiration Date of the Option. Accordingly, the parties hereby agree that Section 2.3 of the Agreement is amended to read in its entirety as follows:

     "Section 2.3 Exercisability. Subject to the further terms of this Agreement, the Option shall become accessible at any time after January 1, 2006. The Option shall expire and cease to be exercisable at 3:00 p.m. on the later of
(a) December 31, 2007 or (b) 180 days following the Effective Date."

     2. This Letter Amendment shall become legally binding and effective on the Effective Date of the Agreement.

     3. In all other respects, the Agreement shall remain unchanged.

     IN WITNESS WHEREOF, the parties have executed this Letter Amendment as of the date first above written.

                                                 KEYSPAN GENERATION LLC

                                                 By: /s/John J. Bishar, Jr.
                                                     -----------------------
                                                        Secretary



                                                 LONG ISLAND LIGHTING COMPANY
                                                 d/b/a LIPA

                                                 By: /s/Stanley B. Klimberg
                                                 --------------------------
                                                        General Counsel